united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/17

ITEM 1. REPORTS TO SHAREHOLDERS.

Anfield Universal Fixed Income Fund

Class A Shares	(AFLEX)
Class C Shares	(AFLKX)
Class I Shares	(AFLIX)

October 31, 2017

Annual Report

Advised by:
Anfield Capital Management
4041 MacArthur Blvd.
Suite 155
Newport Beach, CA 92660
www.AnfieldFunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

December 2017

Letter to Shareholders of the Anfield Universal Fixed Income Fund

The Anfield Universal Fixed Income Fund completed its fourth full fiscal year on October 31, 2017, and we are pleased to report on the Fund’s favorable performance in pursuing its investment objective, under the guidance of Anfield Capital Management and its portfolio managers, Messrs. Cyrille Conseil, CFA, Peter Van de Zilver, CFA and David Young, CFA. Over the time period, the Fund breached the $140M assets under management threshold. The Fund has generated competitive returns of: A shares 3.56%, C shares 2.80%, I shares 3.70%, net of all fees and expenses, for the year ended October 31, 2017.

The Fund’s performance was primarily driven by our mortgage-backed and asset-backed positions, as well as our investment grade and high yield corporate positions. These selections not only performed well, but also tempered the Fund’s volatility, which was 1.11% for the year ended October 31, 2017. By meeting our target duration of 1-3 years, our defensive position relative to interest rates proved successful, as the Fund took three Federal Reserve (Fed) rate hikes (Dec. 2016, Mar. 2017, and Jun. 2017) in stride. Due to the rising rate environment in the US, coupled with uncertainty in international interest rate cycles, exposure to treasuries was limited. Overall, we believe the Fund is well-positioned for 2018 in a defensive posture, but still ready to take advantage of any emerging opportunities.

Market Commentary

●	The Federal Reserve confirmed it would begin unwinding its $4.5 trillion debt portfolio accumulated under a crisis-era stimulus program.

●	Inflation is still lingering below the Federal Reserve target rate of 2.0%.

●	Both the Dow and the S&P 500 set new record highs in October 2017.

●	Moody’s Liquidity Stress Index neared record lows, indicating high corporate liquidity.

●	U.S. Treasury yields finally broke 2.40% in October, after remaining at or below that level for several months, posting a yield of 2.45%.

●	Global stocks set new highs at the end of the third quarter – to 110% of global GDP, or $84 trillion, fueled in part by Fed hawkishness.

●	The European Commission’s Economic Sentiment Indicator, which measures business and consumer confidence, rose to 113.0 in September from 111.9 in August, its strongest reading since June 2007.

●	The MSCI Emerging Markets Index rose to its highest level in over 5 years and returned over 8% for Q3 2017. (Source: MSCI)

Market Outlook

●	The International Monetary Fund revised its global growth forecast higher to 3.6% in 2017 and 3.7% in 2018.

●	We believe the Federal Reserve will continue on its path of normalizing short-term interest rates, as well as unwinding its bloated balance sheet. A December rate hike is almost a certainty, and 2018 could see several additional hikes.

●	Q3 US gross domestic product (GDP) growth was a better than expected 3.3%, following a 3.0% reading in Q2. This marks the first time since 2014 that the US economy experienced consecutive quarters of 3% plus growth.

●	The appointment of Jerome Powell as Federal Reserve Chair and the increasing likelihood of tax reform are positive signs on the regulatory and fiscal stimulus fronts.

●	However, we still see a turbulent geopolitical scene with the potential for economic disruption.

●	We are maintaining a defensive position relative to interest rates with a focus on high quality yield.

●	Liquidity, search for returns, and decent GDP, in our view, can help equity markets overcome current valuations.

●	There is fundamental support for stronger developed market economies and higher asset prices.

Current Fixed Income Investment Strategy

●	Maintain a defensive position relative to interest rates, as we expect rates to continue to normalize from their low levels.

●	Emphasize high quality yield enhancing corporate credit / MBS / ABS fixed income allocations.

●	Remain vigilant as asset markets reach new highs. Explore deeper in the credit stack on a selective basis targeting single ‘B’ names, BB rated CLO tranches, and non-agency MBS.

●	Our investment strategy is summarized below:

Directional (top-down macro)	Defensive, positioned for higher rates; target duration between 1 to 3 years
Yield Curve	1 – 5 years (short-intermediate) mainly driven by directional, duration, sector, and yield views
Sector	Emphasize all grade yield enhancing corporate credits with strong cash positions and improving fundamentals & MBS and ABS allocations
Security Selection	Active and selective
Liquidity	Continue to focus on strong liquidity—which tends to be undervalued in uncertain markets
Volatility	Target between 1% and 2% annualized standard deviation

On behalf of the entire staff at Anfield Capital Management, we thank you for your continued support.

David Young, CFA

CEO & Founder

The views expressed in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management predications and expectations concerning certain future events, such as the performance of the economy on the whole and of specific industry sectors.

Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict.

9134-NLD-12/5/2017

Anfield Universal Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2017

The Fund’s performance figures* for the periods ended October 31, 2017, compared to its benchmark:

	1 Year	3 Year	Since Inception(a)
Class A	3.56%	2.68%	2.71%
Class A with 5.75% load	(2.38)%	0.67%	1.31%
Class C	2.80%	1.92%	1.90%
Class I	3.70%	2.89%	2.93%
BofA Merrill Lynch US Dollar 3-Month Libor Constant Maturity Index(b)	1.06%	0.62%	0.51%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least March 1, 2018 but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) at 1.20%, 1.95%, and 0.95% for Class A, Class C, and Class I shares, respectively, per the most recent prospectus dated February 28, 2017. Without waiver the gross expense fees are 1.61%, 2.36% and 1.36% for Class A, Class C, and Class I shares, respectively. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus dated February 28, 2017 for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-866-4848.

(a)	Anfield Universal Fixed Income Fund commenced investment operations on June 28, 2013.

(b)	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Comparison of the Change in Value of a $100,000 Investment

Top Allocations	% of Net Assets
Bonds & Notes	93.6%
Mutual Funds	4.8%
Exchange Traded Fund	0.3%
Preferred Stocks	0.2%
Municipal Bond	0.1%
Other Assets Less Liabilities	1.0%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS
October 31, 2017

Shares						Fair Value

	EXCHANGE TRADED FUND - 0.3%
	DEBT FUND - 0.3%
16,900	PowerShares Senior Loan Portfolio					$390,728
	TOTAL EXCHANGE TRADED FUNDS (Cost $420,719)					390,728

	MUTUAL FUNDS - 4.8%
	DEBT FUNDS - 4.8%
13,193	BlackRock Floating Rate Income Strategies Fund, Inc.					188,792
194,822	Fidelity Floating Rate High Income Fund - Institutional Class					1,880,028
441,862	Vanguard Short-Term Investment Grade Fund - Institutional Class					4,723,506
	TOTAL MUTUAL FUNDS (Cost $6,825,690)					6,792,326

Par Value		Coupon Rate (%)	Maturity	Spread	Rate
	BONDS & NOTES - 93.6%
	AEROSPACE/DEFENSE - 0.3%
$390,000	L-3 Communications Corp.	5.2000	10/15/2019			413,261

	AGENCY COLLATERAL CMO - 10.9%
1,441,616	Fannie Mae Interest Strip *	2.5000	2/25/2028			124,082
848,082	Fannie Mae Interest Strip *	3.5000	11/25/2041			149,041
128,502	Fannie Mae Interest Strip *	4.0000	10/25/2044			17,173
1,081,443	Fannie Mae Interest Strip *	4.5000	7/25/2042			284,756
625,400	Fannie Mae Interest Strip *	4.5000	7/25/2042			143,525
1,362,930	Fannie Mae Interest Strip *	5.5000	5/25/2033			266,252
558,614	Fannie Mae Interest Strip *	5.5000	4/25/2036			106,938
864,392	Fannie Mae Interest Strip *	5.5000	6/25/2037			167,453
1,222,725	Fannie Mae Interest Strip *	5.5000	1/25/2038			231,428
29,756,381	Fannie Mae REMICS *	0.0300	6/25/2045	Monthly US LIBOR	+6.20%	44,074
533,732	Fannie Mae REMICS *	3.0000	8/25/2030			41,637
2,856,543	Fannie Mae REMICS *	3.5000	5/25/2044			394,488
1,035,729	Fannie Mae REMICS *	4.0000	3/25/2041			179,686
1,094,707	Fannie Mae REMICS *	4.0000	6/25/2043			159,599
1,590,640	Fannie Mae REMICS *	4.5000	9/25/2043			259,320
2,122,835	Fannie Mae REMICS *	4.9621	1/25/2044	Monthly US LIBOR	+6.20%	298,718
541,020	Fannie Mae REMICS *	5.2121	12/25/2037	Monthly US LIBOR	+6.45%	93,326
2,324,078	Fannie Mae REMICS *	5.2821	9/25/2037	Monthly US LIBOR	+6.52%	389,733
1,650,699	Fannie Mae REMICS *	5.3921	11/25/2036	Monthly US LIBOR	+6.63%	306,702
978,601	Fannie Mae REMICS *	5.4121	3/25/2036	Monthly US LIBOR	+6.65%	146,728
877,255	Fannie Mae REMICS *	5.4121	12/25/2036	Monthly US LIBOR	+6.65%	138,494
279,876	Fannie Mae REMICS *	5.4721	7/25/2035	Monthly US LIBOR	+6.71%	46,325
885,674	Fannie Mae REMICS *	5.5221	5/25/2037	Monthly US LIBOR	+6.76%	156,417
2,025,994	Fannie Mae REMICS *	5.5221	6/25/2037	Monthly US LIBOR	+6.76%	349,432
1,102,558	Fannie Mae REMICS *	6.0000	12/25/2039			208,141
460,205	Fannie Mae REMICS *	6.0000	3/25/2040			98,252
989,495	Fannie Mae REMICS *	6.5000	11/25/2027			135,524
20,905	Fannie Mae REMICS	7.0300	7/25/2041	Monthly US LIBOR	+9.50%	20,683
325,089	Fannie Mae REMICS *	7.5000	10/25/2023	Monthly US LIBOR	+16.00%	49,548
27,950,720	Freddie Mac REMICS *	0.1000	5/15/2046	Monthly US LIBOR	+6.10%	95,144
2,262,989	Freddie Mac REMICS *	1.1000	3/15/2034	Monthly US LIBOR	+7.10%	93,557
2,012,538	Freddie Mac REMICS *	3.0000	6/15/2041			264,932
754,463	Freddie Mac REMICS *	3.5000	4/15/2033			81,807
3,274,620	Freddie Mac REMICS *	3.5000	4/15/2038			323,577

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	AGENCY COLLATERAL CMO - 10.9% (Continued)
$1,796,889	Freddie Mac REMICS *	3.5000	3/15/2043			$269,125
1,889,343	Freddie Mac REMICS *	3.5000	3/15/2043			213,549
1,327,923	Freddie Mac REMICS *	3.5000	3/15/2043			187,000
1,330,364	Freddie Mac REMICS *	3.5000	6/15/2043			163,828
1,982,520	Freddie Mac REMICS *	3.5000	7/15/2043			273,736
1,965,762	Freddie Mac REMICS *	3.5000	4/15/2044			239,833
3,877,271	Freddie Mac REMICS *	3.5000	5/15/2045			599,782
1,059,557	Freddie Mac REMICS *	4.0000	12/15/2041			142,580
2,398,606	Freddie Mac REMICS *	4.0000	4/15/2043			476,475
1,781,823	Freddie Mac REMICS *	4.0000	9/15/2044			179,237
142,027	Freddie Mac REMICS *	5.0000	8/15/2038			19
4,643,878	Freddie Mac REMICS *	5.4111	4/15/2032	Monthly US LIBOR	+6.65%	181,432
552,066	Freddie Mac REMICS *	5.5000	8/15/2035	Monthly US LIBOR	+75.71%	96,267
803,355	Freddie Mac REMICS *	5.5000	7/15/2040			16,722
1,063,178	Freddie Mac REMICS *	5.5111	5/15/2029	Monthly US LIBOR	+6.75%	157,324
1,331,445	Freddie Mac REMICS *	5.7611	1/15/2032	Monthly US LIBOR	+7.00%	216,601
283,692	Freddie Mac REMICS *	6.0111	3/15/2032	Monthly US LIBOR	+7.25%	49,982
219,160	Freddie Mac REMICS *	6.5000	3/15/2032	Monthly US LIBOR	+6.50%	46,949
362,614	Freddie Mac REMICS *	6.6411	6/15/2031	Monthly US LIBOR	+7.88%	73,309
24,397	Freddie Mac REMICS	11.5222	2/15/2019	Monthly US LIBOR	+14%	26,183
73,867	Freddie Mac REMICS	17.7089	2/15/2032	Monthly US LIBOR	+20.93%	94,912
1,284,435	Freddie Mac Strips *	4.3820	1/15/2043			267,063
757,808	Freddie Mac Strips *	4.4830	12/15/2040			141,489
1,444,852	Freddie Mac Strips *	5.0000	6/15/2038			298,192
367,055	Freddie Mac Strips *	6.4611	8/15/2036	Monthly US LIBOR	+7.70%	71,059
353,767	Government National Mortgage Association *	3.0000	7/20/2041			41,579
4,187,093	Government National Mortgage Association *	3.5000	8/20/2040			339,237
843,970	Government National Mortgage Association *	3.5000	4/20/2044			121,991
2,853,854	Government National Mortgage Association *	3.5000	12/20/2045			438,665
7,873,782	Government National Mortgage Association *	3.5000	3/20/2047			1,154,126
316,329	Government National Mortgage Association *	4.0000	12/16/2026			33,446
1,199,444	Government National Mortgage Association *	4.0000	12/20/2040			135,200
3,965,077	Government National Mortgage Association *	4.0000	1/20/2047			523,034
4,129,772	Government National Mortgage Association *	4.0000	2/20/2047			677,846
1,088,258	Government National Mortgage Association *	4.5000	3/20/2044			181,956
3,312,902	Government National Mortgage Association *	4.5000	8/20/2045			674,551
552,558	Government National Mortgage Association *	4.5000	4/20/2046			106,078
632,843	Government National Mortgage Association *	4.9611	12/20/2042	Monthly US LIBOR	+6.20%	103,626
2,110,731	Government National Mortgage Association *	5.0000	2/16/2040			473,496
611,631	Government National Mortgage Association *	5.0611	8/16/2038	Monthly US LIBOR	+6.30%	70,888
462,314	Government National Mortgage Association *	5.4611	6/16/2042	Monthly US LIBOR	+6.70%	83,469
						15,508,328

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	AIRLINES - 4.3%
$500,000	American Airlines Group, Inc.	6.1250	6/1/2018			$511,250
2,000,000	American Airlines Group, Inc. ^	4.6250	3/1/2020			2,072,500
226,504	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.0480	11/1/2020			250,004
1,216,615	Continental Airlines 2004-ERJ1 Pass Through Trust	9.5580	9/1/2019			1,286,570
433,627	Continental Airlines 2010-1 Class A Pass Through Trust	4.7500	1/12/2021			456,674
500,000	Continental Airlines 2012-3 Class C Pass Through Trust	6.1250	4/29/2018			507,625
117,589	Delta Air Lines 2010-1 Class A Pass Through Trust	6.2000	7/2/2018			121,059
40,760	Delta Air Lines 2010-2 Class A Pass Through Trust	4.9500	5/23/2019			42,050
192,507	United Airlines 2014-1 Class B Pass Through Trust	4.7500	4/11/2022			201,228
500,000	US Airways 2012-2 Class C Pass Through Trust	5.4500	6/3/2018			509,350
98,272	Virgin Australia 2013-1B Pass Through Trust ^	6.0000	10/23/2020			100,728
						6,059,038
	AUTO MANUFACTURERS - 1.6%
500,000	Daimler Finance North America LLC ^	1.6500	3/2/2018			500,219
625,000	Ford Motor Credit Co. LLC	2.5970	11/4/2019			629,915
115,000	Ford Motor Credit Co. LLC	2.7164	8/20/2018	Quarterly US LIBOR	+1.40%	115,053
300,000	Ford Motor Credit Co. LLC	2.0000	8/20/2018			299,312
500,000	General Motors Co.	3.5000	10/2/2018			507,313
250,000	General Motors Financial Co., Inc.	4.3750	9/25/2021			265,703
						2,317,515
	AUTO PARTS & EQUIPMENT - 0.4%
500,000	Delphi Automotive PLC	3.1500	11/19/2020			512,178

	BANKS - 9.5%
500,000	Bank of America Corp.	3.0908	9/28/2020	Quarterly US LIBOR	+1.76%	512,918
268,000	Bank of America Corp.	3.0367	11/18/2020	Quarterly US LIBOR	+1.72%	273,454
650,000	Banque Federative du Credit Mutuel SA ^	2.5000	10/29/2018			654,472
500,000	Barclays Bank PLC	3.0000	2/22/2021	Quarterly US LIBOR	+1.25%	504,538
1,505,000	CIT Group, Inc.	3.8750	2/19/2019			1,531,338
450,000	Citigroup, Inc.	2.7592	8/11/2020	Quarterly US LIBOR	+1.45%	454,977
250,000	Citigroup, Inc.	3.0000	12/15/2020	Quarterly US LIBOR	+1.25%	253,656
1,500,000	Credit Agricole SA ^	8.3750	10/13/2019	Quarterly US LIBOR	+6.98%	1,665,000
250,000	Goldman Sachs Group, Inc.	2.7172	8/26/2020	Quarterly US LIBOR	+1.40%	253,199
344,000	Goldman Sachs Group, Inc.	2.7092	7/15/2020	Quarterly US LIBOR	+1.35%	348,788
985,000	HBOS PLC ^	6.7500	5/21/2018			1,010,549
252,000	HSBC Bank USA NA	4.8750	8/24/2020			270,015
2,500,000	Jacobs Douwe Egberts International BV	3.5617	7/2/2022			2,516,255
263,000	JPMorgan Chase & Co.	2.6250	10/29/2020	Quarterly US LIBOR	+0.50%	264,955
400,000	Manufacturers & Traders Trust Co.	1.9561	12/1/2021	Quarterly US LIBOR	+0.64%	398,019
1,039,804	Manwin Licensing Intl. +	14.0000	10/4/2018			1,148,984
311,000	Morgan Stanley	4.8745	10/27/2018	Quarterly US LIBOR	+3.50%	318,881
500,000	National Westminster Bank PLC	1.6250	2/28/2018			435,188
700,000	Wells Fargo & Co.	7.9800	3/15/2018	Quarterly US LIBOR	+3.77%	715,085
						13,530,271
	BEVERAGES - 1.5%
100,000	Anheuser-Busch InBev Worldwide, Inc. ^	7.7500	1/15/2019			106,888
400,000	Coca-Cola European Partners US LLC	3.2500	8/19/2021			412,245
350,000	Coca-Cola Femsa SAB de CV	2.3750	11/26/2018			351,311
350,000	Constellation Brands, Inc.	3.8750	11/15/2019			362,616
910,371	Keurig Green Mountain, Inc.	2.7500	3/3/2021			908,664
						2,141,724

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BIOTECHNOLOGY - 0.5%
$750,000	Baxalta, Inc.	2.0000	6/22/2018			$751,328

	BUILDING MATERIALS - 0.2%
325,000	Martin Marietta Materials, Inc.	6.6000	4/15/2018			331,980

	COLLATERALIZED MORTGAGE OBLIGATIONS - 1.8%
274,042	Alternative Loan Trust 2004-35T2 *	6.0000	2/25/2035			59,943
28,759	Banc of America Funding 2004-D Trust	3.4875	6/25/2034			28,429
17,266	Banc of America Mortgage 2004-A Trust	3.5844	2/25/2034			17,328
45,645	Banc of America Mortgage 2004-C Trust	3.7305	4/25/2034			46,168
13,775,667	BCAP LLC Trust 2007-AA2 *	0.4424	4/25/2037			220,806
39,433	Bear Stearns ARM Trust 2003-4	3.5508	7/25/2033			39,795
29,999	Bear Stearns Asset Backed Securities Trust 2003-AC5	5.5000	10/25/2033			30,827
23,644	Chase Mortgage Finance Trust Series 2007-A1	3.5822	2/25/2037			23,761
94,491	CHL Mortgage Pass-Through Trust 2004-7	3.4673	5/25/2034			93,972
30,768	Citigroup Global Markets Mortgage Securities VII, Inc. ^	6.0000	9/25/2033			31,222
120,269	Citigroup Mortgage Loan Trust 2006-4	0.0000	12/25/2035			118,562
53,821	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2004-4	1.6879	6/25/2034	Monthly US LIBOR	+0.45%	50,312
30,940	First Horizon Alternative Mortgage Securities Trust 2006-FA1	1.9879	4/25/2036	Monthly US LIBOR	+0.75%	30,800
105,502	GSR Mortgage Loan Trust 2004-14	3.6128	12/25/2034			108,535
579,958	GSR Mortgage Loan Trust 2004-2F *	6.4121	1/25/2034	Monthly US LIBOR	+7.65%	89,153
37,062	GSR Mortgage Loan Trust 2004-6F	5.5000	5/25/2034			37,673
192,768	Impac CMB Trust Series 2004-4	2.1379	9/25/2034	Monthly US LIBOR	+0.90%	174,291
23,201	Impac CMB Trust Series 2004-5	2.1579	10/25/2034	Monthly US LIBOR	+0.92%	22,811
122,176	Impac CMB Trust Series 2004-6	2.0629	10/25/2034	Monthly US LIBOR	+0.83%	115,038
163,423	JP Morgan Mortgage Trust 2005-A1	3.6534	2/25/2035			163,014
25,147	Lehman XS Trust Series 2005-1	2.7350	7/25/2035	Monthly US LIBOR	+1.50%	25,218
23,005	MASTR Alternative Loan Trust 2003-7	6.5000	12/25/2033			24,198
991,679	MASTR Alternative Loan Trust 2007-HF1 *	7.0000	10/25/2047			397,866
45,000	MASTR Asset Securitization Trust 2005-2	5.3500	11/25/2035			47,208
25,413	Morgan Stanley Mortgage Loan Trust 2004-7AR	3.4039	9/25/2034			26,145
75,764	Morgan Stanley Mortgage Loan Trust 2004-10AR	3.4899	11/25/2034			74,709
104,571	RAMP Series 2004-SL3 Trust	7.5000	12/25/2031			103,481
44,660	Structured Asset Sec Corp. Mort Pas Thr Certs Ser 2003 30	5.5000	10/25/2033			44,918
64,057	Structured Asset Securities Corp.	4.0650	9/25/2026			64,495
43,230	Structured Asset Securities Corp. Mo Pa Th Ce Se 1998-3 Trust	2.2379	3/25/2028	Monthly US LIBOR	+1.00%	43,231
71,757	Wells Fargo Mortgage Backed Securities 2005-12 Trust	5.5000	11/25/2035			22,782
120,365	Wilshire Funding Corp.	7.2500	8/25/2027			118,012
						2,494,703
	COMMERCIAL SERVICES - 2.7%
1,000,000	Graham Holdings Co.	7.2500	2/1/2019			1,062,500
1,964,000	Hertz Corp.	6.7500	4/15/2019			1,971,365
850,000	Nielsen Finance LLC	4.5000	10/1/2020			863,813
						3,897,678
	COMPUTERS - 1.8%
1,647,000	EMC Corp.	1.8750	6/1/2018			1,643,081
886,000	EMC Corp.	2.6500	6/1/2020			875,939
						2,519,020

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
$500,000	Air Lease Corp.	2.6250	9/4/2018			$503,270
375,000	Ally Financial, Inc.	3.3500	5/15/2019			374,503
909,000	Ally Financial, Inc.	3.5000	1/27/2019			922,362
496,000	Ally Financial, Inc.	4.7500	9/10/2018			507,165
900,000	Ally Financial, Inc.	6.2500	12/1/2017			902,925
500,000	ILFC E-Capital Trust I ^	4.3600	12/21/2065			483,750
952,000	International Lease Finance Corp.	5.8750	4/1/2019			1,001,489
825,000	Navient Corp.	8.4500	6/15/2018			858,000
929,000	Springleaf Finance Corp.	6.9000	12/15/2017			933,691
						6,487,155
	ELECTRIC - 1.0%
750,000	EDP Finance BV ^	6.0000	2/2/2018			756,218
450,000	Entergy Corp.	5.1250	9/15/2020			479,067
100,000	PPL Capital Funding, Inc.	3.9978	3/30/2067	Quarterly US LIBOR	+2.67%	99,170
						1,334,455
	ENGINEERING & CONSTRUCTION - 1.0%
600,000	SBA Tower Trust ^	2.8980	10/8/2019			605,198
795,000	SBA Tower Trust ^	3.5980	4/10/2018			795,118
						1,400,316
	ENTERTAINMENT - 0.4%
488,000	NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. ^	5.0000	8/1/2018			489,708

	FOOD - 0.0%
10,000	Wells Enterprises, Inc. ^	6.7500	2/1/2020			10,263

	FOREST PRODUCTS & PAPER - 0.5%
775,000	Carter Holt Harvey Ltd. +	9.5000	12/1/2024			782,494

	HEALTHCARE-PRODUCTS - 1.2%
447,000	Mallinckrodt International Finance SA	3.5000	4/15/2018			448,676
1,250,000	Zimmer Biomet Holdings, Inc.	2.7000	4/1/2020			1,261,416
						1,710,092
	HEALTHCARE-SERVICES - 0.9%
740,000	HCA, Inc.	3.7500	3/15/2019			752,950
500,000	Quest Diagnostics, Inc.	4.7500	1/30/2020			527,444
						1,280,394
	HOME EQUITY ASSET BACKED SECURITIES - 3.6%
88,370	Aames Mortgage Trust 2001 1 Mortgage Pass Thr Certs Se 01 1	8.0880	6/25/2031			93,253
88,969	ABFC 2002-OPT1 Trust	2.6329	4/25/2032	Monthly US LIBOR	+1.40%	89,465
195,410	ACE Securities Corp. Home Equity Loan Trust Series 2003-OP1	3.7129	12/25/2033	Monthly US LIBOR	+2.48%	185,357
62,626	AFC Trust Series 2000-1	1.9679	3/25/2030	Monthly US LIBOR	+0.73%	59,516
19,116	Ameriquest Mort Sec, Inc. Asset Backed Ser 2003-10	4.1629	12/25/2033	Monthly US LIBOR	+2.93%	19,075
98,946	Ameriquest Mort Sec, Inc. Asst Back Pas Thr Certs Ser 2003-9	4.2379	9/25/2033	Monthly US LIBOR	+3.00%	97,157
32,080	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Ser 2003	2.3629	1/25/2034	Monthly US LIBOR	+1.13%	32,107
22,983	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Ser 2003	3.7879	1/25/2034	Monthly US LIBOR	+2.55%	22,785
12,372	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Thr Ctfs Ser 2003	5.1031	12/25/2033			12,722
57,839	Amresco Residential Securities Corp. Mortgage Loan Trust 1998-1	7.0000	1/25/2028			57,912
221,484	Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6	3.7129	11/25/2033	Monthly US LIBOR	+2.48%	222,446
135,000	Bear Stearns Asset Backed Securities I Trust 2004-BO1	5.2379	10/25/2034	Monthly US LIBOR	+4.00%	136,649
516,707	Bear Stearns Asset Backed Securities I Trust 2004-FR3	3.3379	9/25/2034	Monthly US LIBOR	+2.10%	498,483

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	HOME EQUITY ASSET BACKED SECURITIES - 3.6% (Continued)
$257,455	Bear Stearns Asset Backed Securities I Trust 2004-HE7	3.9379	8/25/2034	Monthly US LIBOR	+2.70%	$251,921
31,794	Bear Stearns Asset Backed Securities Trust 2003-ABF1	1.9779	1/25/2034	Monthly US LIBOR	+0.74%	31,063
99,260	CDC Mortgage Capital Trust 2004-HE1	3.0379	6/25/2034	Monthly US LIBOR	+1.80%	88,456
197,145	CDC Mortgage Capital Trust 2004-HE3	3.0379	11/25/2034	Monthly US LIBOR	+1.80%	179,563
129,307	Citigroup Global Markets Mortgage Securities VII, Inc.	1.7979	9/25/2028	Monthly US LIBOR	+0.56%	127,763
29,348	Conseco Finance Corp.	1.9389	8/15/2033	Monthly US LIBOR	+0.70%	29,433
61,035	Credit Suisse First Boston Mortgage Securities Corp.	6.9900	2/25/2031			61,749
40,000	GSAA Trust	5.2950	11/25/2034			40,417
193,803	Home Equity Asset Trust	3.3879	3/25/2034	Monthly US LIBOR	+2.15%	192,002
195,285	Home Equity Asset Trust 2004-4	3.1879	10/25/2034	Monthly US LIBOR	+1.95%	189,313
58,666	Meritage Mortgage Loan Trust 2003-1	3.5629	11/25/2033	Monthly US LIBOR	+2.33%	58,636
93,213	Meritage Mortgage Loan Trust 2003-1	3.9379	11/25/2033	Monthly US LIBOR	+2.70%	90,478
90,952	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1	3.4129	7/25/2034	Monthly US LIBOR	+2.18%	84,133
21,821	Morgan Stanley ABS Capital I, Inc. Trust 2003-HE1	4.6129	5/25/2033	Monthly US LIBOR	+3.38%	21,646
530,573	Morgan Stanley ABS Capital I, Inc. Trust 2004-OP1	3.1129	11/25/2034	Monthly US LIBOR	+1.88%	493,167
80,130	New Century Home Equity Loan Trust ^	2.3629	10/25/2033	Monthly US LIBOR	+1.13%	79,738
22,118	New Century Home Equity Loan Trust Series 2003-4	4.3129	10/25/2033	Monthly US LIBOR	+3.08%	22,087
251,513	New Century Home Equity Loan Trust Series 2003-B	3.7129	11/25/2033	Monthly US LIBOR	+2.48%	248,010
130,103	NovaStar Mortgage Funding Trust Series 2003-4	2.3022	2/25/2034	Monthly US LIBOR	+1.07%	125,722
1,843	NovaStar Mortgage Funding Trust Series 2004-1	2.8129	6/25/2034	Monthly US LIBOR	1.58%	1,788
114,740	NovaStar Mortgage Funding Trust Series 2004-2	3.4879	9/25/2034	Monthly US LIBOR	+1.50%	105,621
23,836	Option One Mortgage Accept Corp Asset Back Certs Ser 2003 5	1.8779	8/25/2033	Monthly US LIBOR	+0.64%	23,206
69,939	Saxon Asset Securities Trust 2002-1	3.0379	11/25/2031	Monthly US LIBOR	+1.80%	58,031
62,553	Saxon Asset Securities Trust 2003-3	3.6379	12/25/2033	Monthly US LIBOR	+2.40%	57,997
144,580	Securitized Asset Backed Receivables LLC Trust 2004-OP1	2.8879	2/25/2034	Monthly US LIBOR	+1.65%	139,620
377,399	Securitized Asset Backed Receivables LLC Trust 2004-OP1	3.2629	2/25/2034	Monthly US LIBOR	+2.03%	356,662
207,925	Security National Mortgage Loan Trust 2007-1 ^	1.5879	4/25/2037	Monthly US LIBOR	+0.35%	200,188
74,993	Terwin Mortgage Trust 2004-16SL ^	5.5129	10/25/2034	Monthly US LIBOR	+4.28%	74,432
114,760	Terwin Mortgage Trust Series TMTS 2003-2HE	3.3879	7/25/2034	Monthly US LIBOR	+2.15%	115,274
						5,075,043
	INSURANCE - 0.2%
300,000	Aspen Insurance Holdings Ltd.	4.6500	11/15/2023			321,364

	INTERNET - 0.5%
734,000	IAC/InterActiveCorp	4.8750	11/30/2018			736,165

	INVESTMENT COMPANIES - 0.6%
776,000	Ares Capital Corp.	4.8750	11/30/2018			798,206

	LEISURE TIME - 0.4%
500,000	Royal Caribbean Cruises Ltd.	7.2500	3/15/2018			510,071

	LODGING - 1.2%
1,555,000	MGM Resorts International	5.2500	3/31/2020			1,640,525

	MANUFACTURED HOUSING - 0.0%
29,308	Conseco Financial Corp.	7.2200	3/15/2028			31,114

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	MEDIA - 3.1%
$1,618,000	Cablevision Systems Corp.	7.7500	4/15/2018			$1,658,628
739,000	Charter Communications Operating LLC	4.4640	7/23/2022			781,244
750,000	DIRECTV Holdings LLC / DIRECTV Financing Co, Inc.	5.0000	3/1/2021			814,986
805,000	DISH DBS Corp.	4.2500	4/1/2018			813,211
305,000	Time Warner Cable, Inc.	5.0000	2/1/2020			321,172
						4,389,241
	MINING - 0.2%
250,000	Newmont Mining Corp.	5.1250	10/1/2019			263,580

	MISCELLANEOUS - 0.5%
750,000	General Electric, Co.	5.0000	1/21/2021	Quarterly US LIBOR	+3.33%	783,750

	OIL & GAS - 4.6%
630,000	BG Energy Capital PLC ^	4.0000	12/9/2020			663,079
1,272,000	Ithaca Energy, Inc.	8.1250	7/1/2019			1,302,210
2,182,000	Petrobras Global Finance BV	3.0000	1/15/2019			2,185,906
2,207,000	Petrobras Global Finance BV	5.7500	1/20/2020			2,321,852
						6,473,047
	OTHER ASSET BACKED SECURITIES - 19.8%
850,000	ACIS CLO 2017-7 Ltd. ^	2.9377	5/1/2027	Quarterly US LIBOR	+1.75%	850,991
2,000,000	American Money Management Corp. ^	7.4192	4/14/2029	Quarterly US LIBOR	+6.06%	1,990,000
154,396	Amortizing Residential Collateral Trust 2002-BC6	3.0379	8/25/2032	Monthly US LIBOR	+1.80%	143,305
1,600,000	Apex Credit CLO 2017-II LLC ^	8.0497	9/20/2029	Quarterly US LIBOR	+6.72%	1,588,000
1,250,000	B&M CLO 2014-1 Ltd. ^	5.1092	4/16/2026	Quarterly US LIBOR	+3.75%	1,257,589
236,409	Bear Stearns Asset Backed Securities Trust 2003-SD3	4.0879	10/25/2033	Monthly US LIBOR	+2.85%	226,712
16,277	Bear Stearns Asset Backed Securities Trust 2006-SD2	1.6179	6/25/2036	Monthly US LIBOR	+0.38%	16,121
2,000,000	Betony CLO Ltd. ^	6.7092	4/15/2027	Quarterly US LIBOR	+5.35%	2,002,953
28,344	Bravo Mortgage Asset Trust ^	1.4779	7/25/2036	Monthly US LIBOR	+0.24%	28,071
153,503	Carrington Mortgage Loan Trust Series 2004-NC2	3.0379	8/25/2034	Monthly US LIBOR	+1.80%	150,390
80,393	Carrington Mortgage Loan Trust Series 2006-NC4	1.2979	10/25/2036	Monthly US LIBOR	+0.06%	80,347
6,660	Chase Funding Trust Series 2002-2	5.5990	9/25/2031			6,782
295,218	Countrywide Asset-Backed Certificates	1.7379	8/25/2034	Monthly US LIBOR	+0.50%	290,572
110,820	Countrywide Asset-Backed Certificates ^	4.6129	3/25/2032	Monthly US LIBOR	+3.38%	107,338
59,235	Countrywide Home Equity Loan Trust	1.4589	4/15/2030	Monthly US LIBOR	+0.22%	58,176
301,329	Credit-Based Asset Servicing & Securitization LLC	2.9629	7/25/2035	Monthly US LIBOR	+1.73%	300,638
202,549	Credit-Based Asset Servicing & Securitization LLC	4.0129	3/25/2034	Monthly US LIBOR	+2.78%	201,364
105,265	CWABS, Inc. Asset-Backed Certificates Trust 2004-6	2.1379	11/25/2034	Monthly US LIBOR	0.90%	104,960
72,920	CWABS, Inc. Asset-Backed Certificates Trust 2004-6	2.4379	11/25/2034	Monthly US LIBOR	+1.20%	72,976
21,927	Equity One Mortgage Pass-Through Trust 2002-5	5.8030	11/25/2032			22,561
500,000	Figueroa CLO 2013-1 Ltd. ^	4.9664	3/21/2024	Quarterly US LIBOR	+3.65%	501,259
285,311	Finance America Mortgage Loan Trust 2004-2	2.2129	8/25/2034	Monthly US LIBOR	+0.98%	285,423
249,797	Finance America Mortgage Loan Trust 2004-2	3.3379	8/25/2034	Monthly US LIBOR	+2.10%	240,401
53,004	First Franklin Mortgage Loan Trust 2002-FF1	2.3600	4/25/2032	Monthly US LIBOR	+1.13%	52,658
1,000,000	Fortress Credit BSL Ltd. ^	6.9500	12/15/2028	Quarterly US LIBOR	+5.63%	1,022,217
2,000,000	Halcyon Loan Advisors Funding 2015-3 Ltd. ^	7.3039	10/18/2027	Quarterly US LIBOR	+5.95%	1,992,445
1,000,000	Hildene CLO II Ltd. ^	6.4573	7/19/2026	Quarterly US LIBOR	+5.10%	999,963
750,000	ICE 3 Global Credit CLO Ltd. ^	3.9126	4/20/2024	Quarterly US LIBOR	+2.55%	746,581
1,000,000	KVK CLO 2015-1 Ltd. ^	7.0664	5/20/2027	Quarterly US LIBOR	+5.75%	965,692
22,027	Long Beach Mortgage Loan Trust 2004-1	2.0629	2/25/2034	Monthly US LIBOR	+0.83%	22,098
267,892	Merrill Lynch Mortgage Investors Trust Series 2004-WMC5	3.1879	7/25/2035	Monthly US LIBOR	+1.95%	263,435

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	OTHER ASSET BACKED SECURITIES - 19.8% (Continued)
$145,939	Morgan Stanley ABS Capital I, Inc. Trust 2004-NC7	2.9629	7/25/2034	Monthly US LIBOR	+1.73%	$142,670
1,450,000	Oaktree CLO 2014-1 ^	7.6091	5/13/2029	Quarterly US LIBOR	+6.30%	1,444,562
1,500,000	Octagon Investment Partners XX Ltd. ^	6.5591	8/12/2026	Quarterly US LIBOR	+5.25%	1,494,375
223,805	RAMP Series 2002-RS3 Trust	2.2129	6/25/2032	Monthly US LIBOR	+0.98%	207,166
190,556	Specialty Underwriting & Residential Finance Trust Series 2004-BC4	2.4379	10/25/2035	Monthly US LIBOR	+1.20%	174,344
323,088	Structured Asset Investment Loan Trust 2004-7	2.3629	8/25/2034	Monthly US LIBOR	+1.13%	308,829
109,279	Structured Asset Securities Corp 2005-WF1	3.1429	2/25/2035	Monthly US LIBOR	+1.91%	82,272
89,566	Structured Asset Securities Corp 2005-WF1	3.2929	2/25/2035	Monthly US LIBOR	+2.06%	67,642
500,000	Symphony CLO II Ltd. ^	2.8172	10/25/2020	Quarterly US LIBOR	+1.50%	502,256
1,000,000	Symphony CLO XIV Ltd. ^	3.2092	7/14/2026	Quarterly US LIBOR	+1.85%	1,005,802
1,000,000	Trinitas CLO I Ltd. ^	6.1092	4/15/2026	Quarterly US LIBOR	+4.75%	985,000
1,000,000	Venture XVI CLO Ltd. ^	3.5092	4/15/2026	Quarterly US LIBOR	+2.15%	1,001,231
1,400,000	Venture XVII CLO Ltd. ^	6.3592	7/15/2026	Quarterly US LIBOR	+5.00%	1,394,711
1,323,797	Zais CLO 1 Ltd. ^	2.7592	4/15/2026	Quarterly US LIBOR	+1.40%	1,332,414
1,380,000	Zais CLO 5 Ltd. ^	3.7592	10/15/2028	Quarterly US LIBOR	+2.40%	1,395,990
						28,131,282
	PHARMACEUTICALS - 1.3%
790,000	Allergan Funding SCS	3.0000	3/12/2020			802,442
500,000	Mylan, Inc.	2.5500	3/28/2019			502,523
500,000	Zoetis, Inc.	3.4500	11/13/2020			516,602
						1,821,567
	PIPELINES - 4.0%
1,877,000	DCP Midstream Operating LP	2.5000	12/1/2017			1,878,173
500,000	DCP Midstream Operating LP	2.7000	4/1/2019			499,375
300,000	DCP Midstream Operating LP ^	5.8500	5/21/2043	Quarterly US LIBOR	+3.85%	286,875
350,000	DCP Midstream Operating LP ^	9.7500	3/15/2019			383,250
242,000	Energy Transfer Partners LP	4.1500	10/1/2020			252,829
700,000	IFM US Colonial Pipeline 2 LLC ^	6.4500	5/1/2021			770,435
1,000,000	Midcontinent Express Pipeline LLC ^	6.7000	9/15/2019			1,067,500
250,000	Plains All American Pipeline LP / PAA Finance Corp.	2.6000	12/15/2019			249,665
300,000	Plains All American Pipeline LP / PAA Finance Corp.	5.7500	1/15/2020			318,134
						5,706,236
	PRIVATE EQUITY - 1.5%
2,129,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	4.8750	3/15/2019			2,142,306

	REITs (REAL ESTATE INVESTMENT TRUSTS) - 1.2%
115,000	American Tower Trust I ^	1.5510	3/15/2018			114,830
150,000	American Tower Trust I ^	3.0700	3/15/2023			152,343
1,269,000	Potlatch Corp.	7.5000	11/1/2019			1,386,383
						1,653,556
	RETAIL - 0.2%
250,000	Advance Auto Parts, Inc.	5.7500	5/1/2020			269,765

	SAVINGS & LOANS - 0.4%
500,000	First Niagara Financial Group, Inc.	7.2500	12/15/2021			583,579

	SOFTWARE - 0.7%
1,000,000	Dun & Bradstreet Corp.	3.5000	12/1/2017			1,000,938

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	TELECOMMUNICATIONS - 4.1%
$2,000,000	Crown Castle Towers LLC ^	6.1130	1/15/2020			$2,129,111
1,594,000	Crown Castle Towers LLC ^	4.8830	8/15/2020			1,684,240
2,000,000	Sprint Communications, Inc. ^	3.3600	9/20/2021			2,034,000
						5,847,351
	TRUCKING & LEASING - 0.4%
500,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. ^	3.3750	3/15/2018			503,343

	TOTAL BONDS & NOTES (Cost $130,179,407)					132,653,930

	MUNICIPAL BOND - 0.1%
	WASHINGTON - 0.1%
145,000	Grant County Public Utility District No. 2	5.2900	1/1/2020			$150,279
	TOTAL MUNICIPAL BOND (Cost $151,475)					150,279

Shares

	PREFERRED STOCKS - 0.2%
	BANKS - 0.2%
7,400	Citigroup, Inc.	6.8750		Quarterly US LIBOR	+4.13%	213,786
5,000	Northern Trust Corp.	5.8500				132,650
	TOTAL PREFERRED STOCKS (Cost $325,070)					346,436

	TOTAL INVESTMENTS - 99.0% (Cost $137,902,361)(A)					$140,333,699
	OTHER ASSETS LESS LIABILITIES - 1.0%					1,418,862
	TOTAL NET ASSETS - 100.0%					$141,752,561

CMO - Collateralized Mortgage Obligation

LP - Limited Partnership

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduits

*	Interest Only Securities

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 31.06% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

+	As of October 31, 2017 fair valued securities by the Valuation Committee had a market value of $1,931,478 and represented 1.36% of Total Net Assets.

(A)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $137,905,993 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,489,566
Unrealized depreciation	(1,061,860)
Net unrealized appreciation	$2,427,706

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

ASSETS
Investment securities:
At cost	$137,902,361
At fair value	$140,333,699
Cash	62,502
Due from broker	150,814
Dividends and interest receivable	1,301,897
Receivable for Fund shares sold	211,313
Prepaid expenses and other assets	16,486
TOTAL ASSETS	142,076,711

LIABILITIES
Investment advisory fees payable	60,473
Payable to related parties	3,641
Payable for Fund shares repurchased	254,108
Distribution (12b-1) fees payable	5,928
TOTAL LIABILITIES	324,150
NET ASSETS	$141,752,561

Composition of Net Assets:
Paid in capital	$139,727,064
Undistributed net investment income	458,325
Accumulated net realized loss from security investments	(864,166)
Net unrealized appreciation on investments	2,431,338
NET ASSETS	$141,752,561

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
October 31, 2017

Net Asset Value Per Share:
Class A Shares:
Net Assets	$31,421,077
Shares of beneficial interest outstanding (a)	3,077,802
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.21
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.83

Class C Shares:
Net Assets	$77,373
Shares of beneficial interest outstanding (a)	7,572
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.22

Class I Shares:
Net Assets	$110,254,111
Shares of beneficial interest outstanding (a)	10,794,790
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.21

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2017

INVESTMENT INCOME
Dividends (net of $816 in foreign dividend tax withheld)	$214,900
Interest	3,017,057
TOTAL INVESTMENT INCOME	3,231,957

EXPENSES
Investment advisory fees	901,810
Distribution (12b-1) fees:
Class A	34,211
Class C	834
Administration fees	167,778
Shareholder servicing fees	60,860
Transfer agent fees	57,488
Registration fees	54,689
Accounting services fees	40,316
Legal fees	38,287
Printing and postage expenses	30,057
Compliance officer fees	20,213
Audit fees	19,500
Custodian fees	16,438
Trustees fees and expenses	12,022
Insurance expense	3,650
Other expenses	6,860
TOTAL EXPENSES	1,465,013
Less: Fees waived by the Advisor	(355,837)
NET EXPENSES	1,109,176

NET INVESTMENT INCOME	2,122,781

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	339,441
Net change in unrealized appreciation on investments	1,689,600
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,029,041

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,151,822

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
FROM OPERATIONS
Net investment income	$2,122,781	$2,658,890
Net realized gain (loss) from investments	339,441	(357,766)
Net realized loss from futures contracts	—	(54,573)
Net change in unrealized appreciation on investments	1,689,600	1,188,001
Net change in unrealized appreciation on futures contracts	—	125
Net increase in net assets resulting from operations	4,151,822	3,434,677

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(216,876)	(280,883)
Class C	(895)	(1,960)
Class I	(1,892,307)	(2,351,187)
Total distributions to shareholders	(2,110,078)	(2,634,030)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	26,499,998	8,773,193
Class C	25,200	37,000
Class I	55,426,342	69,222,968
Net asset value of shares issued in reinvestment of distributions:
Class A	164,864	277,047
Class C	865	1,959
Class I	1,572,707	1,691,199
Payments for shares redeemed:
Class A	(6,520,077)	(3,600,337)
Class C	(55,433)	(99,636)
Class I	(26,417,843)	(44,462,181)
Net increase in net assets from shares of beneficial interest	50,696,623	31,841,212

TOTAL INCREASE IN NET ASSETS	52,738,367	32,641,859

NET ASSETS
Beginning of the year	89,014,194	56,372,335
End of the year *	$141,752,561	$89,014,194
* Includes undistributed net investment income of:	$458,325	$200,562

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016

SHARE ACTIVITY
Class A:
Shares Sold	2,613,285	886,669
Shares Reinvested	16,355	27,870
Shares Redeemed	(647,052)	(362,230)
Net increase in shares of beneficial interest outstanding	1,982,588	552,309

Class C:
Shares Sold	2,490	3,730
Shares Reinvested	86	197
Shares Redeemed	(5,493)	(9,963)
Net decrease in shares of beneficial interest outstanding	(2,917)	(6,036)

Class I:
Shares Sold	5,488,999	6,979,474
Shares Reinvested	155,989	169,986
Shares Redeemed	(2,613,054)	(4,461,284)
Net increase in shares of beneficial interest outstanding	3,031,934	2,688,176

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2017	2016	2015	2014	2013	(1)

Net asset value, beginning of period	$10.03	$10.00	$10.18	$10.08	$10.00
Activity from investment operations:
Net investment income (2)	0.16	0.30	0.29	0.23	0.06
Net realized and unrealized gain (loss) on investments (9)	0.19	0.03	(0.17)	0.06	0.02
Total from investment operations	0.35	0.33	0.12	0.29	0.08
Less distributions from:
Net investment income	(0.17)	(0.30)	(0.30)	(0.19)	—
Net asset value, end of period	$10.21	$10.03	$10.00	$10.18	$10.08
Total return (3)	3.56%	3.32%	1.16%	2.91%	0.80	% (6)
Net assets, at end of period (000)s	$31,421	$10,988	$5,430	$3,749	$10
Ratio of gross expenses to average net assets (4)(5)(10)	1.52%	1.59%	1.76%	2.01%	8.24	% (7)(8)
Ratio of net expenses to average net assets (5)(10)	1.20%	1.20%	1.20%	1.37%	1.70	% (7)
Ratio of net investment income to average net assets (5)(10)	1.55%	2.99%	2.84%	2.26%	1.74	% (7)
Portfolio Turnover Rate	43%	45%	26%	22%	37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class A Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total return shown excludes the effect of applicable sales charges. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had one share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(10)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2017	2016	2015	2014	2013	(1)

Net asset value, beginning of period	$10.04	$10.01	$10.19	$10.08	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.10	0.24	0.22	0.16	(0.08)
Net realized and unrealized gain (loss) on investments (9)	0.18	0.01	(0.18)	0.01	0.16
Total from investment operations	0.28	0.25	0.04	0.17	0.08
Less distributions from:
Net investment income	(0.10)	(0.22)	(0.22)	(0.06)	—
Total distributions	(0.10)	(0.22)	(0.22)	(0.06)	—
Net asset value, end of period	$10.22	$10.04	$10.01	$10.19	$10.08
Total return (3)	2.80%	2.52%	0.45%	1.68%	0.80	% (6)
Net assets, at end of period (000)s	$77	$105	$165	$100	$10
Ratio of gross expenses to average net assets (4)(5)(10)	2.27%	2.34%	2.51%	2.76%	8.99	% (7)(8)
Ratio of net expenses to average net assets (5)(10)	1.95%	1.95%	1.95%	2.12%	2.45	% (7)
Ratio of net investment income to average net assets (5)(10)	0.98%	2.45%	2.16%	1.53%	(2.32	)% (7)
Portfolio Turnover Rate	43%	45%	26%	22%	37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class C Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had one share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(10)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2017	2016	2015	2014		2013	(1)

Net asset value, beginning of period	$10.04	$10.01	$10.19	$10.08		$10.00
Activity from investment operations:
Net investment income (2)	0.19	0.32	0.31	0.24		0.03
Net realized and unrealized gain (loss) on investments (9)	0.18	0.03	(0.17)	0.09		0.05
Total from investment operations	0.37	0.35	0.14	0.33		0.08
Less distributions from:
Net investment income	(0.20)	(0.32)	(0.32)	(0.22)		—
Net realized gains	—	—	—	(0.00	) (8)	—
Total distributions	(0.20)	(0.32)	(0.32)	(0.22)		—
Net asset value, end of period	$10.21	$10.04	$10.01	$10.19		$10.08
Total return (3)	3.70%	3.56%	1.42%	3.25%		0.80	% (6)
Net assets, at end of period (000)s	$110,254	$77,921	$50,777	$38,133		$4,727
Ratio of gross expenses to average net assets (4)(5)(10)	1.27%	1.34%	1.51%	1.76%		7.99	% (7)
Ratio of net expenses to average net assets (5)(10)	0.95%	0.95%	0.95%	1.12%		1.45	% (7)
Ratio of net investment income to average net assets (5)(10)	1.93%	3.19%	3.11%	2.38%		0.82	% (7)
Portfolio Turnover Rate	43%	45%	26%	22%		37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class I Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	Amount represents less than $0.005.

(9)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(10)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	ORGANIZATION

The Anfield Universal Fixed Income Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on June 28, 2013. The investment objective is to seek current income.

The Fund offers Class A, Class C, and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. Class C shares of the Fund are sold at NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Fund – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Fund – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2017, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$390,728	$—	$—	$390,728
Mutual Funds	6,792,326	—	—	6,792,326
Bonds & Notes	—	131,871,436	782,494	132,653,930
Municipal Bond	—	150,279	—	150,279
Preferred Stocks	346,436	—	—	346,436
Total	$7,529,490	$132,021,715	$782,494	$140,333,699

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 or Level 3 at the end of the reporting period.

*	Refer to the Schedule of Investments for classifications.

The following is a reconciliation of assets in which level 3 inputs were used in determining value of the security Carter Holt Harvey:

	Bonds & Notes	Total
Beginning Balance 11/1/2016	$783,719	$783,719
Total realized gain (loss)	—	—
Unrealized Depreciation	(12,223)	(12,223)
Cost of Purchases	—	—
Proceeds from Sales	—	—
Amortization	10,998	10,998
Net transfers in/out of level 3	—	—
Ending Balance 10/31/2017	$782,494	$782,494

Fair Value at October 31, 2017	Valuation Techniques	Unobservable Input	Impact to Valuation
$100.97	Spread to comparable security adjusted for a fixed spread as of the last trade date.	635 basis point spread to comparable security with a rate of 4.625%.	These inputs included the discount rate or yield and the term to maturity used. Significant increases (decreases) in the discount rate or yield and expected term to redemption would have a direct and proportional impact to fair value.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker balance is comprised of margin balance held at the broker.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2014 to October 31, 2016, or expected to be taken in the Fund’s October 31, 2017 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Certain risks of the Fund are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

Fixed Income Risk – When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2017, amounted to $112,013,884 and $47,517,449, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Anfield Capital Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets totaling $901,810 for the year ended October 31, 2017.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (The “Waiver Agreement”), until at least March 1, 2018, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding and front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.20%, 1.95%, and 0.95% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No recoupment amount will be paid to the Advisor in any fiscal quarter unless the Board has determined in advance that a recoupment is in the best interest of the Fund and its shareholders.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.20%, 1.95%, and 0.95% of average daily net assets attributable to Class A, C, and I shares, respectively the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the limitations of average daily net assets for each class respectively. If Fund Operating Expenses attributable to Class A, C, and I shares subsequently exceed the limitations per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended October 31, 2017, the Advisor waived fees in the amount of $355,837 in expenses to the Fund, which is subject to recoupment. The Advisor can recoup waived and reimbursed expenses of $269,238 until October 31, 2018, $323,873 until October 31, 2019 and $355,837 until October 31, 2020.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. For the year ended October 31, 2017, the Distributor received $0 in underwriting commissions for sales of Class C shares.

Class C shares and Class I shares of the Fund are not subject to an initial sales charge.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2017	October 31, 2016
Ordinary Income	$2,110,078	$2,634,030
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$2,110,078	$2,634,030

As of October 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$458,325	$—	$—	$(860,534)	$—	$2,427,706	$2,025,497

The difference between book basis and tax basis accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

At October 31, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$227,494	$633,040	$860,534

Permanent book and tax differences, primarily attributable to adjustments for paydowns, resulted in reclassifications for the year ended October 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(4,109)	$245,060	$(240,951)

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2017 the following held in excess of 25% of the voting securities of the Fund listed for the sole benefit of customers and may be deemed to control the Fund: Charles Schwab & Co. held 40.13% of the voting securities of the Fund for the sole benefit of customers and may be deemed to control the Fund.

7.	SUBSEQUENT EVENTS

At an in-person meeting held on September 18-19, 2017, the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”) voted to appoint Regents Park Funds, LLC (“Regents Park”) to replace Anfield Capital Management, LLC as the Fund’s investment adviser. At the same Board meeting, the Board also voted to appoint the Fund’s current investment adviser, Anfield Capital Management, LLC, as the Fund’s sub-adviser (“Anfield”). Under this arrangement, Regents Park would provide all traditional investment advisory functions for the Fund, except for day-to-day portfolio management, and Anfield would provide day-to-day portfolio management. These changes are being proposed in connection with an internal restructuring of Anfield and its affiliates designed to provide greater operational efficiencies to funds and clients advised by Anfield and Regents Park, including the Fund.

In connection with the appointment of Regents Park as the Fund’s investment adviser, the Board approved a new investment advisory agreement (the “Advisory Agreement”) between the Trust and Regents Park on substantially the same terms as the investment advisory agreement between the Trust and Anfield currently in effect. In connection with the appointment of Anfield as the Fund’s sub-adviser, the Board approved a sub-advisory agreement between the Trust, the Adviser and Anfield (the “Sub-Advisory Agreement” and with the Advisory Agreement, the “Agreements”). The Agreements are not effective until approved by the Fund’s shareholders.

As will be described in greater detail in a proxy statement that will be sent to the Fund’s shareholders to approve the Agreements, both Regents Park and Anfield are registered investment advisers under common control by Anfield Group, LLC. Following effectiveness of the Agreements, Regents Park will become the investment adviser to the Fund and Anfield will become the investment sub-adviser to the Fund. These changes are not expected to result in changes in either the level of advisory services provided to the Fund (including the manner in which the Fund is managed or operated) or the personnel who are responsible for providing or supervising the provision of investment advisory services (including those responsible for the management, portfolio management and operations of the Fund). The Fund expects to file the proxy statement with the SEC and distribute it to shareholders during the first quarter of 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust
and the Shareholders of Anfield Universal Fixed Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Anfield Universal Fixed Income Fund (the Fund), a series of the Two Roads Shared Trust, as of October 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Anfield Universal Fixed Income Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado
January 2, 2018

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2017

Approval of Advisory Agreement Anfield Universal Fixed Income Fund

At a meeting held on June 22, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”), considered the approval of an investment advisory agreement (the “Agreement”) between Anfield Capital Management, LLC (“Anfield” or the “Adviser”) and the Trust, on behalf of the Anfield Universal Fixed Income Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by Anfield; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other funds with similar investment strategies and various relevant benchmark indices.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from Anfield. During the Meeting, the Board was advised by, and met, in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law.

The evaluation process with respect to the Adviser is an ongoing one. In evaluating the Agreement, the Board also took into account the Board’s knowledge, resulting from their meetings and other interactions throughout the year and past years, of Anfield, its services and the Fund.

In its consideration of the Agreement, the Board did not identify any single factor as controlling. Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Anfield related to the Advisory Agreement with the Trust on behalf of the Fund, including the Advisory Agreement; Anfield’s Form ADV; an overview of the Fund’s investment strategies, including a description of the manner in which investment decisions are made and executed; Anfield’s compliance policies and procedures, inclusive of its business continuity policy and information systems security policy and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); a written risk assessment; and an overview of the personnel who perform services for the Fund.

In reaching its conclusions, the Board considered the experience and qualifications of Anfield’s professional staff and Anfield’s execution of its policies and procedures. The Board considered the development of Anfield as a firm and the various advisory services that Anfield offers to its clients and institutions, and considered the allocation of time spent by the Fund’s portfolio managers on the Fund as compared to other activities. The Board also considered Anfield’s compliance program, finding that Anfield has dedicated substantial resources to the operation of its compliance program, including the adoption of cybersecurity and business continuity policies and procedures, and found such efforts to be satisfactory. The Board concluded that Anfield had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by Anfield to the Fund were satisfactory and reliable.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2017

Performance. The Board considered the Fund’s performance, including for the one-year and three-year period ended April 30, 2017 as compared to the Fund’s benchmark index (BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index) and against a group of peer funds (the “Peer Group”) provided by Morningstar, an independent third-party data provider. The Board found that for the one-year period ended April 30, 2017, the Fund outperformed the median of the Peer Group and benchmark index, and underperformed against the median of its Morningstar category (Nontraditional Bond). The Board considered that for the three-year period ended April 30, 2017, the Fund performed at the median of the Peer Group, and outperformed its benchmark index and median of its Morningstar category. The Board took into account Anfield’s discussion of the Fund’s performance, including its strong performance on a risk-adjusted basis relative to the funds in the Peer Group. The Board concluded that, based on Anfield’s presentation and the performance of the Fund, Anfield’s overall performance was satisfactory.

Fees and Expenses. As to the costs of the services provided and profits realized, the Board considered a comparison of the Fund’s advisory fee and overall expenses to both the Fund’s Morningstar category and the Peer Group funds. The Board considered that Anfield charges an advisory fee of 0.80% of the Fund’s average net assets. The Board also considered that Anfield has contractually agreed to waive expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) to 1.20%, 1.95% and 0.95% for each of the Fund’s Class A, Class C and Class I shares, respectively. The Board noted that this contractual expense waiver had been lowered on two occasions to the benefit of shareholders. The Board also noted that Anfield had previously reduced its advisory fee and had also previously waived a portion of its advisory fee.

The Board found that with respect to advisory fees, the Fund’s advisory fee was above the median of the Peer Group and Morningstar category, but generally within the range of the advisory fees of other funds in the Peer Group. The Board found that the Fund’s net expense ratio (Class I shares) also compared similarly to the funds in the Peer Group and Morningstar category. The Board then concluded that the contractual advisory fee was fair and reasonable.

Profitability. The Board considered Anfield’s profitability and whether these profits are reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by Anfield based on current asset levels and the current advisory fee. The Board considered the total profits of Anfield, if any, and concluded that Anfield’s profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether Anfield would realize economies of scale with respect to its management of the Fund and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board considered Anfield’s profitability analysis and found that economies of scale were not a relevant consideration at present. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by Anfield from its association with the Fund. The Board noted that Anfield has identified potential “fall-out” benefits that it may receive, including an enhanced firm profile, firm credibility, and reputational benefits, and concluded that such benefits appeared to be reasonable.

Conclusion. The Executive Session concluded, and the Meeting was then reconvened. The Chairman reported that the Board, having requested and received such information from Anfield as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an additional one-year term is in the best interests of the Fund and its current and future shareholders. In considering the Advisory Agreement, the Board did not identify any one factor as all important and each Trustee may have considered different factors as more important.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited)
October 31, 2017

Approval of Advisory Agreement Anfield Universal Fixed Income Fund

At a meeting held on September 18-19, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including all of those trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act), which independent Trustees constitute all of the Trustees, considered the approval of an investment advisory agreement (the “Advisory Agreement”) between Regents Park Funds, LLC (“Regents Park” or the “Adviser”) and the Trust, on behalf of the Anfield Universal Fixed Income Fund (the “Fund”), a series of the Trust, and the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement,” and with the Advisory Agreement, the “Agreements”) among the Trust, Regents Park, and Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”). The Agreements are not effective until approved by the Fund’s shareholders.

In connection with the Board’s consideration of the Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Fund by the Adviser and the Sub-Adviser; (ii) a description of the Adviser’s and Sub-Adviser’s investment management personnel; (iii) an overview of the Adviser’s and Sub-Adviser’s respective operations and financial condition; (iv) a description of the Adviser’s and Sub-Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (vii) the Adviser’s and Sub-Adviser’s respective compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance recordof the Fund as compared to other funds with similar investment strategies.

The Board reviewed and discussed the 15(c) materials provided by Regents Park and Anfield in connection with the proposed Agreements. The Board also took into account the factors that it had considered in connection with the renewal of the current advisory agreement for the Anfield Universal Fixed Income Fund at the June 2017 Board meeting, noting the updated material that the Board received at this Meeting, including with respect to Anfield’s role as a sub-adviser.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviserand Sub-Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law. The Board acknowledged that the evaluation process with respect to each of the Adviser and Sub-Adviser is an ongoing one.

Matters considered by the Board in connection with its approval of the Agreements included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Regents Park related to the proposed Advisory Agreement with the Trust on behalf of the Fund, including the proposed Advisory Agreement; information security policy and risk management processes; information relating to Regents Park’s financial condition; an overview of the personnel that would perform services for the Fund and their background and experience; and the compliance policies and procedures of Regents Park, including its business continuity policy and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

In reaching its conclusions with respect to the nature and quality of services to be provided by Regents Park, the Board considered that Regents Park’s employees each have extensive asset management, risk management, operations and compliance experience. The Board noted that Regents Park is newly formed and does not have assets under management at this time. However, the Board took into account Regents Park’s and Anfield’s discussion of the internal reorganization of its advisory and portfolio management services. The Board noted that Regents Park is an affiliate of Anfield comprised of almost all of the same management personnel as Anfield and considered the

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2017

Trustees’ familiarity with such personnel obtained from the Board’s oversight of other funds in the Trust advised or sub-advised by Anfield. The Board considered that Regents Park’s responsibilities to the Anfield Fund, as well as other series of the Trust for which Regents Park serves as investment adviser, will include the ongoing monitoring and evaluation of the performance of the Fund, various administrative services, compliance and other functions. The Board considered that Regents Park will form a Sub-Adviser Oversight Committee to accomplish these functions. The Board considered that Regents Park appeared to possess the skills, experience and sophistication necessary to effectively manage the Fund’s proposed investment strategies and the operations of the sub-adviser to the Fund, and concluded that Regents Park had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Regents Park to the Fund should be satisfactory and reliable.

With respect to Anfield, the Board reviewed materials provided by Anfield related to the Sub-Advisory Agreement with the Trust on behalf of the Fund, including the Sub-Advisory Agreement, an overview of the Fund’s investment strategies, including a description of the manner in which investment decisions are made and executed, information security policy and risk management processes; information relating to Anfield’s financial condition; an overview of the personnel that would perform services for the Fund and their background and experience; and Anfield’s compliance policies and procedures, inclusive of its business continuity policy and information systems security policy and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

The Board took into account into account its familiarity with Anfield obtained from the Board’s oversight of other funds in the Trust that are advised by Anfield. The Board considered the experience and performance of Anfield’s portfolio management team, research staff, and compliance program. The Board considered the affiliation between Regents Park and Anfield and any potential conflicts of interest, its prior experience with Anfield and Anfield’s practices with respect to monitoring compliance and found that Anfield has devoted appropriate resources to compliance. The Board found no material changes in the nature, extent and quality of services provided by Anfield to the Fund since the Board’s last consideration of an investment advisory agreement between the Trust and Anfield at the June 2017 Board meeting. The Board concluded that Anfield had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services provided by Anfield to the Fund were expected to be satisfactory and reliable.

Performance. The Board considered that Anfield would be responsible for the day-to-day management of the Fund’s investment portfolio. The Board reviewed the Fund’s performance, including for the one-year and three-year periods ended April 30, 2017 as compared to the Fund’s benchmark index (BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index) and against a group of peer funds (the “Peer Group”) provided by Morningstar, an independent third-party data provider. The Board considered that for the one-year period ended April 30, 2017, the Fund performed at the median of the Peer Group, outperformed its benchmark index and underperformed against the median of its Morningstar category (Nontraditional Bond). The Board considered that for the three-year period ended April 30, 2017, the Fund performed at the median of the Peer Group, and outperformed its benchmark index and the median of its Morningstar category (Nontraditional Bond). The Board also reviewed the Fund’s more recent performance, including for the one-year, three-year and year-to-date periods ended July 31, 2017. The Board concluded that Anfield’s performance was satisfactory.

Fees and Expenses. Among other data, the Board took into account the comparison of the Fund’s advisory fee and overall net operating expenses to both the Fund’s Morningstar category and the Peer Group as provided at the June 2017 meeting. The Board considered that the advisory fee and the sub-advisory fee for the Fund would not change under the new Advisory Agreement or Sub-Advisory Agreement. The Board also considered that Regents Park has contractually agreed to waive expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2017

dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) to 1.20%, 1.95%, 0.95% for each of the Fund’s Class A, Class C and Class I shares, respectively.

In considering the level of the sub-advisory fee, the Board also took into account the cost of other accounts managed by Anfield that utilized a similar investment strategy, noting that differences were attributable to the differences in the management of these different kinds of accounts.

The Board then concluded that the contractual advisory fee and sub-advisory fee were not unreasonable.

Profitability. The Board considered Regents Park and Anfield’s profitability and whether these profits are reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by each of Regents Park and Anfield based on current asset levels and the current advisory and the sub-advisory fee that is being paid to each of Regents Park and Anfield. The Board considered the estimated profits of each of Regents Park and Anfield and concluded that neither Regents Park nor Anfield’s profitability from its relationship with the Fund was excessive.

Economies of Scale. The Board considered whether Regents Park and Anfield would realize economies of scale with respect to their management of the Fund and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board considered each of Regents Park’s and Anfield’s profitability analysis and found that economies of scale were not a relevant consideration at present. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient size.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by each of Regents Park and Anfield from their association with the Fund. The Board noted that each firm has identified potential “fall-out” benefits that it may receive, including an enhanced firm profile, firm credibility, and reputational benefits, and concluded that such benefits would be expected and appeared to be reasonable.

Conclusion. The Chairman reported that the Board, having requested and received such information from each of Regents Park and Anfield as they believed reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement and Sub-Advisory Agreement for an initial two-year term is in the best interests of the Fund and its current and future shareholders. In considering the Advisory Agreement and Sub-Advisory Agreement, the Board did not identify any one factor as all important and each Trustee may have considered different factors as more important.

Anfield Universal Fixed Income Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2017

As a shareholder of Anfield Universal Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Anfield Universal Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Anfield Universal Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/17	10/31/2017	5/1/17 – 10/31/2017	5/1/17 – 10/31/2017
Class A	$ 1,000.00	$ 1,018.80	$ 6.10	1.20%
Class C	1,000.00	1,015.30	9.90	1.95
Class I	1,000.00	1,019.90	4.83	0.95

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	5/1/17	10/31/2017	5/1/17 – 10/31/2017	5/1/17 – 10/31/2017
Class A	$1,000.00	$1,019.16	$ 6.10	1.20%
Class C	1,000.00	1,015.38	9.90	1.95
Class I	1,000.00	1,020.42	4.84	0.95

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2017

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	2	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012)	2	Schroder Global Series Trust (2012-2017); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (2015-2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	2	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee, Corporate Governance Committee Chairman	Indefinite, Since 2012	Interim Dean (since 2017) Professor (since 2016), and Associate Professor (2014-2016), University of Washington School of Law; Assistant Professor (2010-2014), University of Washington School of Law	2	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2017.

**	As of October 31, 2017, the Trust was comprised of 18 active portfolios managed by 10 unaffiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund’s investment adviser also serves as investment adviser to the Affinity Small Cap Fund, another series of the Trust.

10/31/17–Two Roads v2

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2017

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A

Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A

Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Senior Vice President (since 2017), Vice President and Counsel (2015 - 2016) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2017.

**	As of October 31, 2017, the Trust was comprised of 18 active portfolios managed by 10 unaffiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund’s investment adviser also serves as investment adviser to the Affinity Small Cap Fund, another series of the Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-866-4848.

10/31/17–Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-866-4848.

Adviser
Anfield Capital Management, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017	2016
Anfield Universal Fixed Income Fund	16,000	13,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017	2016
Anfield Universal Fixed Income Fund	3,250	3,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2016 and 2017 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2016 and 2017 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: January 11, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: January 11, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer/Treasurer
Date: January 11, 2018